J.P. MORGAN TAX AWARE FUNDS

JPMorgan Tax Aware Real Return Fund

(the “Fund”)

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated February 13, 2020

to the Summary Prospectuses and the Prospectuses

dated March 1, 2019, as supplemented

Effective immediately, the first sentence of the fourth paragraph of the “Risk/Return Summary — What are the Fund’s main investment strategies?” and the first sentence of the fourth paragraph of the “More About the Funds — Additional Information About the Funds’ Investment Strategies — Tax Aware Real Return Fund” sections are deleted in their entirety and replaced with the following:

“The average weighted maturity of the Fund’s portfolio will be between three and twelve years.”

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUSES AND PROSPECTUSES FOR FUTURE REFERENCE

SUP-TARR-220